SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-32301                    76-6168223
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
 of Incorporation)                    Number)                Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

On March 18, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release announced that the U.S. Court of Federal Claims (the "Claims Court") taxed costs against the defendant United States of America in favor of the plaintiffs in the amount of $141,847.73. The order of the Claims Court and related materials are attached as
Exhibit 99.2, and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

                 (c) The following exhibits are filed with this report:

             Exhibit Number                     Description

                 99.1           Press Release issued March 18, 2004.

                 99.2 Order of Claims Court Taxing Costs and Materials Related Thereto

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathan K. Heffron
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   March 19, 2004

                                  Exhibit Index

     Exhibit Number                                Description

          99.1                        Press Release issued March 18, 2004.

          99.2                        Order of Claims Court Taxing Costs and
                                      Materials Related Thereto